NASDAQ Global Select:  IIVI
16
th
Annual Needham Growth Conference
Francis J. Kramer, Chief Executive Officer and President
Craig A. Creaturo, Chief Financial Officer and Treasurer
January 14 – 15, 2014
Exhibit 99.1
A Global Leader in Engineered Materials
& Opto-electronic Components

• Except for historical information, the matters discussed in this presentation may contain forward-looking statements that are subject to risks and uncertainties.  These risks and uncertainties could cause the forward-
looking statements and II-VI Incorporated’s (the Company’s) actual results to differ materially.  In evaluating these forward-looking statements, you should specifically consider various factors, including the factors listed in the “Risk Factors” section of the Company’s most recent annual report filed on Form 10-K and most recent quarterly reports filed on Form 10-Q.  These factors may cause the Company’s results to differ materially from any forward-looking statement.  Forward-looking statements are only estimates and actual events or results may differ materially.
• II-VI Incorporated disclaims any obligation to update information contained in any forward-looking statement.
• This presentation contains certain non-GAAP financial measures.
Reconciliations of non-GAAP financial measures to their most comparable
GAAP financial measures are presented at the end of this presentation.
Safe Harbor Statement
Safe Harbor Statement

Industrial
46%
Military
Optical
Communication
Life Sciences:
4%
Non U.S.
57%
Infrared
Optics
36%
Near –
Infrared
28%
Military &
Materials
Advanced
Products Group
Markets
Geography
Segments
FY13 Revenues of $558M by
Markets, Geography and Segments
Founded: 1971
Headquarters: Saxonburg
Pennsylvania, USA
Profitability: 41 consecutive years since
1973, and counting
Listing:  October 1987
on NASDAQ:  IIVI
Employees: ~ 6,400 worldwide
Locations: Worldwide presence in over
14 countries
Businesses: 14 businesses organized into
5 reportable segments
Focus:  Growth;  AACGR of 17% in
revenues and 18% in
earnings since 1987
EBITDA Margin: 20% to 26%, FY10-FY13
History and Overview
19%
17%
U.S.
43%
19%
22%
Semi. Cap. Equip.:  4%
All Other:  5%
At a Glance
At a Glance

II-VI Incorporated

INDUSTRIAL

JDSU, TRUMPF, SPI, AMADA, Bystronic, laserline, SUMITOMO, HITACHI, MITSUBISHI, FANUC, rofin

OPTICAL COMMUNICATIONS

Google, infinera, ZTE中兴, JDSU, FUJITSU, ciena, HUAWEI, Alcatel·Lucent, tellabs, CISCO, Finisar

MILITARY

BOEING, Raytheon, LOCKHEED MARTIN, L3, NORTHROP GRUMMAN, BAE

LIFE SCIENCES

illumina, BECKMAN COULTER, life technologies, Roche, BD, Alcon, BIO-RAD

SEMI. CAP. EQUIP.

APPLIED MATERIALS, KLA Tencor, ZEISS, ASML, Nikon, LG, RFMD, infineon

CONSUMER

Texas Instruments, Chevron, CORNING, Sealy, select comfort, Microsoft, Whirlpool

Diversified Customer Base Diversified Customer Base 4

Acquisitions/Purchase Price Since 2001
Acquisitions/Purchase Price Since 2001

2001
Laser Power
Corporation (EEO)
$46M
Military & Materials
2005
Marlow Industries
$30M
Advanced Products Group
2007
PRM
$5M
Military & Materials
HIGHYAG (75%)
$4M
Infrared Optics
2008
2010
Photop Technologies
$94M
Near-Infrared Optics
2011
Max Levy Autograph
$13M
Military & Materials
2012
Aegis Lightwave
$46M
Near-Infrared Optics
2013
M Cubed Technologies
$74M
Advanced Products Group
Thin Film Filter Business &
Interleaver Product Line
from Oclaro
$27M
Near-Infrared Optics
LightWorks Optics
$34M
Military & Materials
2014
HIGHYAG (25%)
$9M
Infrared Optics
Semiconductor Laser Business
from Oclaro
$100M
Active Optical Products Group
Oclaro’s Fiber
Amplifier & Micro-
Optics business
$89M
Active Optical
Products Group
Note:  Chart above lists acquisition name, purchase price and II-VI segment alignment for each acquisition.
•
Disciplined approach to acquisitions
•
Identify targets whose products/technologies complement the
Company’s existing platforms and enable sustained growth
•
15 acquisitions totaling approx. $600M in purchase price since 2001

•
Transaction valued at $100M; $92M cash paid at closing and
$8M held-back for traditional post-closing conditions.
•
Business expected to generate approx. $70M in revenues for
9.5 months and be dilutive to earnings in FY14 including
$0.06 for acquisition charges.

•
Acquired the Zurich, Switzerland-based semiconductor laser business of Oclaro, Inc.
on September 12, 2013.
FY14 Acquisitions:  II-VI Laser Enterprise
FY14 Acquisitions:  II-VI Laser Enterprise
•
Industry-leading laser component systems supplier for
fiber and direct diode lasers for material processing,
medical, consumer and fiber optic applications.
High-power lasers for material processing
Vertical cavity surface emitting lasers (VCSELS)
Pump lasers for optical amplifiers for both
terrestrial and submarine applications
•
Acquisition Rationale
Strengthens II-VI’s existing portfolio of engineered materials solutions
Broadens II-VI portfolio of differentiated components for high-power laser systems
Establishes a semiconductor laser platform
Opens up new large growing markets
–
–
–
–
–
–
–

•
Acquired Fiber Amplifier and Micro-Optics business of Oclaro,
Inc. on November 1, 2013.
•
Complete offering of optical amplifiers comprised of erbium
doped fiber amplifiers used to boost brightness of optical
signals and offer compact amplification for ultra-long haul, long haul and metro telecom networks.
•
Acquisition Rationale
Leverage laser pump product line acquired from Oclaro
Significant synergies with our Photop business unit with a
complementary product portfolio
Opens up growing markets
Leading market position
•
Transaction valued at $88.6M; $79.6M paid at closing; $4M held back for traditional post-closing conditions and remaining $5M previously paid on September 12, 2013.
•
Business expected to generate approx. $60M in revenues for 8 months and be neutral to slightly dilutive to earnings.

FY14
FY14
Acquisitions:
Acquisitions:
II-VI
II-VI
Network
Network
Solutions
Solutions
–
–
–
–

Acquisition Integration Roadmap
Acquisition Integration Roadmap
• Objective is to become one of the largest merchant suppliers of high-end semiconductor laser products and opto-electronic components.
• Leverages our 40 plus years expertise in engineered material capabilities and high power laser components to participate in the fiber and direct diode laser markets.
• Provides new product capabilities matching future needs of network equipment manufacturers and the carriers serving for 100G and other applications.
• Broader and deeper telecommunications component and subsystem portfolio teaming with our Photop group’s expansive passive component portfolio.
• Continued utilization of our Asian manufacturing footprint to drive increased yields and throughputs while lower our operating cost structure.
• Invest in research and development to expand our offerings and leverage our patent portfolio of approximately 400 patents.

II-VI Incorporated

[redacted]

$600
$500
$400
$300
$200
$100
$0
15% CAGR
$143
$187
$224
$255
$316
$292
$345
$503
$535
$558
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

[redacted]

$135
$120
$105
$90
$75
$60
$45
$30
$15
13% CAGR
$30
$19
$41
$45
$46
$49
$72
$73
$88
$108
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Fiscal Year Revenues ($M) Fiscal Year Cash Flow from Operations ($M) 10 Year Growth History 10 Year Growth History Organic Growth + Timely Acquisitions = Strong Financial Results 9

Free cash flow is defined as cash flow from operations less capital expenditures.
5 Year Cash Flow History ($M)
5 Year Cash Flow History ($M)

Four consecutive
years of record
Cash Flow from
Operations
$0
$20
$40
$60
$80
$100
$120
2009 2010 2011 2012 2013
$49
$72
$73
$88
$108
$33
$59
$33
$45
$82
Cash Flow from Operations Free Cash Flow

EBITDA is defined as earnings before interest, taxes, depreciation and amortization.

Margin History and Expectations
Margin History and Expectations
FY14 FY15-16
Gross Margin 34% to 37% 36% to 40%
EBITDA Margin 16% to 18% 18% to 21%
Operating Margin 10% to 11% 11% to 13%
Expectation Ranges:
Margin
Impacted in FY12 and
FY13 by inventory
write-downs of Te and
Se and Thailand
flooding in FY12
FY09
FY10
FY11
FY12
FY13
39.7%
39.0%
41.1%
36.1%
35.4%
21.2%
21.0%
25.9%
21.3%
20.2%
16.4%
15.0%
19.6%
13.5%
11.6%
Gross Margin % EBITDA Margin % Operating Margin %

II-VI Incorporated

$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$16
$14
$12
$10
$8
$6
$4
$2
$0
$14
$13
$12
$16
$10
$10
$137
$132
$126
$145
$155
$144
6/30/2012
9/30/2012
12/31/2012
3/31/2013
6/30/2013
9/30/2013
Quarterly Revenues
Net Earnings

Quarterly  Revenue & Earnings ($M)
Quarterly  Revenue & Earnings ($M)
Impacted by write-downs
of inventory and
discontinuance of Te and
Se chemical product lines
of $7.1

Impacted by
transaction related
expenses of $3.3

Solid Balance Sheet ($M)
(1)
As of  November 1, 2013, the Company had $283M borrowed against its $325M revolving credit and term loan facility.

6/30/13 9/30/13
Cash $185.4 $195.2
Accounts Receivable & Inventory $249.0 $270.3
Fixed Assets, Net $170.7 $195.9
Total Assets $863.8 $999.5
Total Debt
(1)
$114.0 $211.1
Equity $636.1 $654.2

II-VI Incorporated

II-VI INFRARED

HIGHYAG

PHOTOP

Aegis

AOFR

LIGHTWORKS
OPTICAL SYSTEMS

MAX LEVY
AUTOGRAPH
mla

VLOC

marlow
industries
MARLOW

M CUBED TECHNOLOGIES INC.

II-VI Wide Band
Gap, Inc.

II-VI WORLDWIDE
MATERIALS GROUP

II-VI LASER ENTERPRISE

II-VI LASER ENTERPRISE

II-VI NETWORK SOLUTIONS

II-VI NETWORK SOLUTIONS

Operating Segments Operating Segments Infrared Optics Near-Infrared Optics Advanced Products Group Military & Materials Active Optical Products Group 14

ZnS & ZnSe Material Growth
Vertically Integrated Manufacturing
Laser Tools
Crystal Growth:  Zinc Selenide (ZnSe), Zinc Sulfide (ZnS) and CVD Diamond
Manufacturing Operations:  U.S., China, Singapore and Germany
• Leading supplier of optics, components and materials to
manufacturers and users of infrared/CO
2
lasers
• 85% - 90% of revenues come from replacement optics needed for the worldwide installed base of over 65,000 high power (>1kW)
CO
2
lasers
• CVD Diamond Optics for EUV Lithography systems is a growth driver for this business
II-VI Infrared
• Manufactures fiber-coupled beam delivery systems and processing tools for industrial lasers at 1 micron wavelength, including fiber lasers
• Increased ownership to 100% in July 2013, previously owned 75%
HIGHYAG
FY13 Revenues: $203M
FY13 Segment Earnings (% of Revenue) 24%
End Markets: Industrial 95%
Military  5%
Est. Market Size: $560M
Infrared Optics
Infrared Optics

II-VI Incorporated

Oclaro Santa Rosa
Precision Thin Film Filters

Aegis

Near-Infrared Optics
Near-Infrared Optics
Micro-Optics and Components
Tunable Optical Devices
FY13 Revenues: $155M
FY13 Segment Earnings (% of Revenue) 13%
End Markets: Optical Comm. 70%
Industrial 20%
Other 10%
Est. Market Size: $1.6B
Crystal Growth:  Yttrium Vanadate (YVO
4
), Yttrium Lithium Fluoride
(YLF) and Yttrium Aluminum Garnett (YAG)
Manufacturing Operations:  China, Vietnam, U.S., and Australia
• Manufacturer of crystal material, optics, microchip lasers, opto-
electronic modules, tunable optical channel monitors, fiber couplers and fiber combiners
• Products include passive optical components such as WDM modules, dispersion compensation modules, switches, isolators and wavelength lockers for wired (10G/40G/100G) and wireless applications
Photop Advanced Coating Center
• Purchased from Oclaro, Inc. in December 2012
• Manufacturer of thin film filters for both telecommunications and life science markets

Photop and Aegis

Military & Materials
Military & Materials
Infrared Search &Track (IRST)
Sapphire and IR Window Assemblies /  Dome
Assemblies / Optical Assemblies
• Acquired LightWorks Optics (LWO) in December 2012
• Merged the operations of EEO and LWO to form LightWorks
Optical Systems, Inc. (LWOS); will accelerate synergies between these two groups
• Precision optical systems and components including visible, infrared and laser-based systems and components for
applications such as targeting, navigation and thermal imaging systems
• Leader in sapphire based products, including panels for Joint
Strike Fighter’s Optical Targeting System
• Produces micro-fiber conductive mesh patterns enabling EMI protection for military aircraft, land vehicles and missiles
Military
    (LWOS, MLA & VLOC) Military 100%
FY13 Revenues: $104M
FY13 Segment Loss (% of Revenues) (6)%

EMI Shielding & Signature Absorption

II-VI Incorporated

PACIFIC RARE SPECIALTY METALS & CHEMICALS, INC.

A SUBSIDIARY OF II-VI INCORPORATED

Materials
    (PRM) Industrial 75%
Alternative Energy 25%
• Discontinued the tellurium and selenium chemical businesses;
reduces earnings volatility from declines in raw material index pricing
• Focus will be to provide selenium metal to II-VI Infrared Optics for its crystal growth production; original strategic driver that underpinned our acquisition of PRM in 2007
• Will concentrate on its rare earth element production capabilities with its newly restructured contract with its customer
• Recorded impairment charge of PP&E and inventory write-offs of
$4.4M or $0.07 per share-diluted in FY13 for the discontinued
businesses
• Q1 FY14 restored profitability for the first time since September 2011.
Rare Earth Element Production
Manufacturing Operations:  Philippines
Military & Materials (cont.)
Military & Materials (cont.)
Selenium Metal Production

Advanced Products Group
Advanced Products Group
SiC Wafer Growth & Fabrication
Ceramic & Metal Matrix Composite Components
Thermoelectric Devices
Materials and Process Development
Crystal Growth:  Bismuth Telluride, Silicon Carbide, Reaction Bonded
Silicon Carbide and Metal Matrix Composites
Manufacturing Operations:  U.S., Vietnam and China
• Leader in thermoelectric cooling and power generation solutions
Marlow
• Develops advanced materials and ceramics manufacturing
processes in the fields of Metal Matrix Composites and Reaction
Bonded Silicon Carbide
M Cubed
• Manufactures single crystal silicon carbide substrates for wireless infrastructure, RF electronics and power switching
industries
WBG
• Provides expertise in materials and process development and manufacturing scale-up
WMG

FY13 Revenues: $96M
FY13 Segment Earnings (% of Revenues) 2%
End Markets:
Semiconductor 25% Industrial 15%
Military 20% Consumer 10%
Optical Comm. 20% Life Sciences 10%
Est. Market Size: $1B

• Purchased from Oclaro, Inc. in September 2013
• Manufacturer of GaAs semiconductor lasers with industry leading reliability and power performance
• Products include: fiber coupled multi-emitter pumps for fiber lasers, high power direct diode bars and stacks, high-speed VCSELs and 980 nm terrestrial and submarine pumps
• End Markets:  60% Industrial and 40% Optical Communication
Active Optical Products
Active Optical Products
Products:  Erbium-doped and Raman Fiber Amplifiers, Micro-optics
Components, GaAs Semiconductor Lasers, 980 nm Pumps, VCSELs
Operations:  US, Switzerland, China, Thailand (Contract
Manufacturing), Malaysia (Contract Manufacturing)
• Purchased from Oclaro, Inc. in November 2013
• World leader in regeneration products for Optical Communication
Networks including Erbium Doped and Raman Fiber Amplifiers
• Products include single channel gain blocks, variable gain amps, fast transient controlled amps, subsystem rack-mounts and
subsystem line-cards
• End Market:  100% Optical Communication
II-VI Laser Enterprise
II-VI Network Solutions
End Markets: Optical Communication 75%
Industrial 25%
Est. Market Size: $6B
II-VI Network Solutions
II-VI Laser Enterprise

II-VI Advantages II-VI Advantages 21 • Diverse End Markets • Leading Market Positions • Global Manufacturing Footprint • Proven Financial Success • Growth via Organic and Acquisitions

($000’s, except %’s; all periods fiscal year)
Reconciliation of EBITDA to Net Earnings
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
EBITDA 33,974     46,389     55,156     67,539     79,940     61,850     72,443     130,311   113,800 112,786
Interest expense 412           945           1,790       1,007       242           178           87             103           212          1,160
Depreciation and amortization 9,632       12,705     15,784     15,849     15,524     15,354     21,039     28,446     34,693    40,929
Income taxes 7,080       8,525       10,541     12,241     24,936     7,407       12,582     18,744     17,620    18,766
Goodwill impairment -            -            17,630     -            -            -            -            -            -           -
Gain on sale of equity investment -            -            -            -            (26,455)   -            -            -            -           -
Loss (earnings) on discontinued operations, net of taxes (487)         959           (1,383)      476           1,425       2,077       -            -            -           -
  Net earnings 17,337     23,255     10,794     37,966     64,268     36,834     38,735     83,018     61,275    51,931
Revenues 142,679   187,242   223,626   254,684   316,191   292,222   345,091   502,801   534,630 558,396
Reconciliation of EBITDA Margin to Return on Sales 2009 2010 2011 2012 2013
EBITDA margin 21.2% 21.0% 25.9% 21.3% 20.2%
As a % of revenues:
Interest expense 0.1% 0.0% 0.0% 0.0% 0.2%
Depreciation and amortization 5.3% 6.1% 5.7% 6.5% 7.3%
Income taxes 2.5% 3.6% 3.7% 3.3% 3.4%
Goodwill impairment -            -            -            -           -
Gain on sale of equity investment 0.0% -            -            -           -
Loss on discontinued operations, net of taxes 0.7% -            -            -           -
Return on sales 12.6% 11.2% 16.5% 11.5% 9.3%
12.6% 11.3% 16.6% 11.5% 9.3%
Reconciliation of Free Cash Flow to Cash Flow from Operations
2009 2010 2011 2012 2013
Free cash flow 33,356     58,583     32,635     45,229    82,334
Capital expenditures 15,557     13,837     40,859     42,840    25,273
Cash flow from operations 48,913     72,420     73,494     88,069    107,607
Non-GAAP Reconciliations
Non-GAAP Reconciliations

($000’s, except %’s)
Non-GAAP Reconciliations, contd.
Non-GAAP Reconciliations, contd.

12/31/2011 3/31/2012 6/30/2012 9/30/2012 12/31/2012 3/31/2013 6/30/2013 9/30/2013
EBITDA 124,922 118,962 113,800 107,251 112,634 114,783 112,786 111,616
Interest expense 184 198 212 189 335 736 1,160 1,607
Depreciation and amortization 31,599 33,455 34,693 35,454 37,095 39,125 40,929 43,694
Income taxes 15,543 16,639 17,620 15,915 20,564 18,458 18,766 17,822
Net earnings 77,596 68,670 61,275 55,693 54,640 54,464 51,931 48,493